EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Ready Capital Corporation (the “Company”) for the period ended December 31, 2024 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, Thomas E. Capasse, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: September 29, 2025

By:	/s/ Thomas E. Capasse
Name: Thomas E. Capasse
Title: Chief Executive Officer